UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

April 25, 2018

CCUR HOLDINGS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-37706	04-2735766
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4375 River Green Parkway, Suite 210, Duluth, Georgia	30096
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (770) 305-6435

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01.	Entry into a Material Definitive Agreement

Reference is made to the (i) Board Representation and Standstill Agreement, dated August 29, 2016, by and among CCUR Holdings, Inc., formerly Concurrent Computer Corporation (the “Company”), JDS1, LLC, Julian Singer, and Wayne Barr (the “Standstill Agreement”), a copy of which was filed by the Company as an exhibit to the Current Report on Form 8-K filed on August 29. 2016, (ii) Consent and Limited Waiver to the Board Representation and Standstill Agreement, dated October 26, 2017 by and between JDS1, LLC and Julian Singer (together with their affiliates and associates, the “Investor Group”) and the Company, a copy of which was filed by the Company as an exhibit to the Current Report on Form 8-K filed on October 27, 2017, and (iii) Amended Consent and Limited Waiver to the Board Representation and Standstill Agreement, dated February 15, 2018 by and between the Investor Group and the Company, a copy of which was filed by the Company as an exhibit to the Current Report on Form 8-K filed on February 15, 2018.

On April 25, 2018, the Company executed and delivered the Second Amended Consent and Limited Waiver to the Board Representation and Standstill Agreement filed herewith as Exhibit 10.1 (the “Amended Consent”) to the Investor Group. The Amended Consent provides that so long as (i) the Investor Group collectively beneficially own no more than 35.0% of the outstanding shares of common stock of the Company less the remaining shares of Common Stock that the Company is authorized to purchase under its stock repurchase program as announced on March 5, 2018, pursuant to which the Company is authorized to repurchase up to one million of its outstanding shares of Common Stock and (ii) any acquisition of common stock of the Company by the Investor Group would not reasonably be expected to actually limit the Company’s ability to utilize the Company’s net operating loss carryforwards, the Company shall not deem the Investor Group to have effected a Prohibited Transfer as that term is defined in the Company’s Restated Certificate of Incorporation.

The foregoing description of the Amended Consent is qualified in its entirety by reference to the full text of the Amended Consent, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

ITEM 9.01.	Financial Statements and Exhibits

Exhibit No.	Description

10.1	Second Amended Consent and Limited Waiver to Board Representation and Standstill Agreement, dated as of April 25, 2018

* SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 30, 2018

CCUR HOLDINGS, INC.

(Registrant)

By:	/s/ Wayne Barr, Jr.
Wayne Barr, Jr.
Executive Chairman, CEO and President

EXHIBIT INDEX

Exhibit No.	Description

10.1	Second Amended Consent and Limited Waiver to Board Representation and Standstill Agreement, dated as of April 25, 2018